Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Announces Strong Second Quarter Results

Continued Margin Expansion, EPS up 26% year over year

BLAIRSVILLE, GA – July 24, 2018

United Community Banks, Inc. (NASDAQ: UCBI) (“United”) showed strong second quarter results, with solid year-over-year loan and deposit growth, efficiency improvements and continued outstanding asset quality trends. Reported earnings per share were $0.49, up 26 percent from a year ago. Excluding merger-related and other charges, earnings per share were $0.53, up 29 percent from a year ago. United also enhanced profitability with increases in return on assets and return on tangible equity.

Notable highlights for the quarter included strong performance from United’s recently acquired equipment finance company, Navitas Credit Corporation, as well as meaningful margin expansion. United also saw increased production in its mortgage, SBA, and brokerage units. The quarter included a one-time increase in tax expense due to changes in the Georgia state tax law.

“I am pleased with our second quarter performance and am excited about the remainder of the year.” said Lynn Harton, United’s Chief Executive Officer.  “Our teams continue to deliver outstanding service to our clients, as evidenced by their recognition this quarter by J.D. Power as having the highest Retail Banking Satisfaction in the Southeast for the fifth consecutive year. Our new markets and investments are doing very well and have strong expectations for the balance of the year. We continue to make progress on our return on assets targets and are proud to have attained a 1.39% return on assets this quarter on an operating basis.”

Second Quarter 2018 Financial Highlights:

● Return on assets of 1.30 percent, or 1.39 percent, excluding merger-related and other charges

● Return on common equity was 11.2 percent. Excluding merger-related and other charges, return on tangible common equity was 15.8 percent

● Loan growth, excluding planned runoff of the indirect portfolio, of 4% on an annualized basis

● Record loan production of $812 million vs. $667 million in Q2 2017

1

● Solid performance from Navitas with $42 million in Q2 loan and lease growth

● Net interest margin of 3.90 percent, up 10 basis points from the first quarter of 2018 and up 43 basis points from a year ago

● Efficiency ratio of 57.9 percent, or 55.8 percent, excluding merger-related and other charges

● Net charge offs of seven basis points, compared with eight basis points last quarter

● Nonperforming assets of 0.20 percent of total assets, compared with 0.24 percent at both March 31, 2018 and June 30, 2017.

Conference Call

United will hold a conference call, Wednesday, July 25, 2018, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 5575248. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

	2018		2017			Second Quarter	For the Six Months Ended		YTD
	Second	First	Fourth	Third	Second	2018-2017	June 30,		2018-2017
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2018	2017	Change
INCOME SUMMARY
Interest revenue	$122,215	$115,290	$106,757	$98,839	$93,166		$237,505	$184,124
Interest expense	13,739	12,005	9,249	9,064	8,018		25,744	15,422
Net interest revenue	108,476	103,285	97,508	89,775	85,148	27%	211,761	168,702	26%
Provision for credit losses	1,800	3,800	1,200	1,000	800		5,600	1,600
Noninterest income	23,340	22,396	21,928	20,573	23,685	(1)	45,736	45,759	-
Total revenue	130,016	121,881	118,236	109,348	108,033	20	251,897	212,861	18
Expenses	76,850	73,475	75,882	65,674	63,229	22	150,325	126,055	19
Income before income tax expense	53,166	48,406	42,354	43,674	44,804	19	101,572	86,806	17
Income tax expense	13,532	10,748	54,270	15,728	16,537	(18)	24,280	35,015	(31)
Net income	39,634	37,658	(11,916)	27,946	28,267	40	77,292	51,791	49
Merger-related and other charges	2,873	2,646	7,358	3,420	1,830		5,519	3,884
Income tax benefit of merger-related and other charges	(121)	(628)	(1,165)	(1,147)	(675)		(749)	(1,433)
Impact of remeasurement of deferred tax asset resulting from 2017 Tax Cuts and Jobs Act	-	-	38,199	-	-		-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-		-	3,400
Net income - operating (1)	$42,386	$39,676	$32,476	$30,219	$29,422	44	$82,062	$57,642	42

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.49	$0.47	$(0.16)	$0.38	$0.39	26	$0.97	$0.72	35
Diluted net income - operating (1)	0.53	0.50	0.42	0.41	0.41	29	1.03	0.80	29
Cash dividends declared	0.15	0.12	0.10	0.10	0.09	67	0.27	0.18	50
Book value	17.29	17.02	16.67	16.50	15.83	9	17.29	15.83	9
Tangible book value (3)	13.25	12.96	13.65	14.11	13.74	(4)	13.25	13.74	(4)

Key performance ratios:
Return on common equity - GAAP (2)(4)	11.20%	11.11%	(3.57)%	9.22%	9.98%		11.15%	9.27%
Return on common equity - operating (1)(2)(4)	11.97	11.71	9.73	9.97	10.39		11.84	10.32
Return on tangible common equity - operating (1)(2)(3)(4)	15.79	15.26	11.93	11.93	12.19		15.53	12.15
Return on assets - GAAP (4)	1.30	1.26	(0.40)	1.01	1.06		1.28	0.98
Return on assets - operating (1)(4)	1.39	1.33	1.10	1.09	1.10		1.36	1.09
Dividend payout ratio - GAAP	30.61	25.53	(62.50)	26.32	23.08		27.84	25.00
Dividend payout ratio - operating (1)	28.30	24.00	23.81	24.39	21.95		26.21	22.50
Net interest margin (fully taxable equivalent) (4)	3.90	3.80	3.63	3.54	3.47		3.85	3.46
Efficiency ratio - GAAP	57.94	57.83	63.03	59.27	57.89		57.89	58.58
Efficiency ratio - operating (1)	55.77	55.75	56.92	56.18	56.21		55.76	56.77
Average equity to average assets	11.21	11.03	11.21	10.86	10.49		11.13	10.36
Average tangible equity to average assets (3)	8.83	8.82	9.52	9.45	9.23		8.82	9.09
Average tangible common equity to average assets (3)	8.83	8.82	9.52	9.45	9.23		8.82	9.09
Tangible common equity to risk-weighted assets (3)(5)	11.40	11.19	12.05	12.80	12.44		11.40	12.44
							-
ASSET QUALITY
Nonperforming loans	$21,817	$26,240	$23,658	$22,921	$23,095	(6)	$21,817	$23,095	(6)
Foreclosed properties	2,597	2,714	3,234	2,736	2,739	(5)	2,597	2,739	(5)
Total nonperforming assets (NPAs)	24,414	28,954	26,892	25,657	25,834	(5)	24,414	25,834	(5)
Allowance for loan losses	61,071	61,085	58,914	58,605	59,500	3	61,071	59,500	3
Net charge-offs	1,359	1,501	1,061	1,635	1,623	(16)	2,860	3,302	(13)
Allowance for loan losses to loans	0.74%	0.75%	0.76%	0.81%	0.85%		0.74%	0.85%
Net charge-offs to average loans (4)	0.07	0.08	0.06	0.09	0.09		0.07	0.10
NPAs to loans and foreclosed properties	0.30	0.35	0.35	0.36	0.37		0.30	0.37
NPAs to total assets	0.20	0.24	0.23	0.23	0.24		0.20	0.24

AVERAGE BALANCES ($ in millions)
Loans	$8,177	$7,993	$7,560	$7,149	$6,980	17	$8,086	$6,942	16
Investment securities	2,802	2,870	2,991	2,800	2,775	1	2,836	2,798	1
Earning assets	11,193	11,076	10,735	10,133	9,899	13	11,135	9,885	13
Total assets	12,213	12,111	11,687	10,980	10,704	14	12,163	10,691	14
Deposits	9,978	9,759	9,624	8,913	8,659	15	9,869	8,626	14
Shareholders’ equity	1,370	1,336	1,310	1,193	1,123	22	1,353	1,108	22
Common shares - basic (thousands)	79,753	79,205	76,768	73,151	71,810	11	79,477	71,798	11
Common shares - diluted (thousands)	79,755	79,215	76,768	73,162	71,820	11	79,487	71,809	11

AT PERIOD END ($ in millions)
Loans	$8,220	$8,184	$7,736	$7,203	$7,041	17	$8,220	$7,041	17
Investment securities	2,834	2,731	2,937	2,847	2,787	2	2,834	2,787	2
Total assets	12,386	12,264	11,915	11,129	10,837	14	12,386	10,837	14
Deposits	9,966	9,993	9,808	9,127	8,736	14	9,966	8,736	14
Shareholders’ equity	1,379	1,357	1,303	1,221	1,133	22	1,379	1,133	22
Common shares outstanding (thousands)	79,138	79,123	77,580	73,403	70,981	11	79,138	70,981	11

(1) Excludes merger-related and other charges which includes amortization of certain executive change of control benefits, the fourth quarter 2017 impact of remeasurement of United's deferred tax assets following the passage of tax reform legislation and a first quarter 2017 release of disproportionate tax effects lodged in OCI.

(2) Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).

(3) Excludes effect of acquisition related intangibles and associated amortization.

(4) Annualized.

(5) Second quarter 2018 ratio is preliminary.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

	2018		2017			For the Six Months Ended
	Second	First	Fourth	Third	Second	June 30,
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2018	2017
Expense reconciliation
Expenses (GAAP)	$76,850	$73,475	$75,882	$65,674	$63,229	$150,325	$126,055
Merger-related and other charges	(2,873)	(2,646)	(7,358)	(3,420)	(1,830)	(5,519)	(3,884)
Expenses - operating	$73,977	$70,829	$68,524	$62,254	$61,399	$144,806	$122,171
Net income reconciliation
Net income (GAAP)	$39,634	$37,658	$(11,916)	$27,946	$28,267	$77,292	$51,791
Merger-related and other charges	2,873	2,646	7,358	3,420	1,830	5,519	3,884
Income tax benefit of merger-related and other charges	(121)	(628)	(1,165)	(1,147)	(675)	(749)	(1,433)
Impact of tax reform on remeasurement of deferred tax asset	-	-	38,199	-	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	3,400
Net income - operating	$42,386	$39,676	$32,476	$30,219	$29,422	$82,062	$57,642
Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.49	$0.47	$(0.16)	$0.38	$0.39	$0.97	$0.72
Merger-related and other charges	0.04	0.03	0.08	0.03	0.02	0.06	0.03
Impact of tax reform on remeasurement of deferred tax asset	-	-	0.50	-	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.05
Diluted income per common share - operating	$0.53	$0.50	$0.42	$0.41	$0.41	$1.03	$0.80
Book value per common share reconciliation
Book value per common share (GAAP)	$17.29	$17.02	$16.67	$16.50	$15.83	$17.29	$15.83
Effect of goodwill and other intangibles	(4.04)	(4.06)	(3.02)	(2.39)	(2.09)	(4.04)	(2.09)
Tangible book value per common share	$13.25	$12.96	$13.65	$14.11	$13.74	$13.25	$13.74
Return on tangible common equity reconciliation
Return on common equity (GAAP)	11.20%	11.11%	(3.57)%	9.22%	9.98%	11.15%	9.27%
Merger-related and other charges	0.77	0.60	1.86	0.75	0.41	0.69	0.44
Impact of tax reform on remeasurement of deferred tax asset	-	-	11.44	-	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.61
Return on common equity - operating	11.97	11.71	9.73	9.97	10.39	11.84	10.32
Effect of goodwill and other intangibles	3.82	3.55	2.20	1.96	1.80	3.69	1.83
Return on tangible common equity - operating	15.79%	15.26%	11.93%	11.93%	12.19%	15.53%	12.15%
Return on assets reconciliation
Return on assets (GAAP)	1.30%	1.26%	(0.40)%	1.01%	1.06%	1.28%	0.98%
Merger-related and other charges	0.09	0.07	0.20	0.08	0.04	0.08	0.05
Impact of tax reform on remeasurement of deferred tax asset	-	-	1.30	-	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.06
Return on assets - operating	1.39%	1.33%	1.10%	1.09%	1.10%	1.36%	1.09%
Dividend payout ratio reconciliation
Dividend payout ratio (GAAP)	30.61%	25.53%	(62.50)%	26.32%	23.08%	27.84%	25.00%
Merger-related and other charges	(2.31)	(1.53)	12.04	(1.93)	(1.13)	(1.63)	(1.00)
Impact of tax reform on remeasurement of deferred tax asset	-	-	74.27	-	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	(1.50)
Dividend payout ratio - operating	28.30%	24.00%	23.81%	24.39%	21.95%	26.21%	22.50%
Efficiency ratio reconciliation
Efficiency ratio (GAAP)	57.94%	57.83%	63.03%	59.27%	57.89%	57.89%	58.58%
Merger-related and other charges	(2.17)	(2.08)	(6.11)	(3.09)	(1.68)	(2.13)	(1.81)
Efficiency ratio - operating	55.77%	55.75%	56.92%	56.18%	56.21%	55.76%	56.77%
Average equity to assets reconciliation
Equity to assets (GAAP)	11.21%	11.03%	11.21%	10.86%	10.49%	11.13%	10.36%
Effect of goodwill and other intangibles	(2.38)	(2.21)	(1.69)	(1.41)	(1.26)	(2.31)	(1.27)
Tangible equity to assets	8.83	8.82	9.52	9.45	9.23	8.82	9.09
Effect of preferred equity	-	-	-	-	-	-	-
Tangible common equity to assets	8.83%	8.82%	9.52%	9.45%	9.23%	8.82%	9.09%
Tangible common equity to risk-weighted assets reconciliation (1)
Tier 1 capital ratio (Regulatory)	11.97%	11.61%	12.24%	12.27%	11.91%	11.97%	11.91%
Effect of other comprehensive income	(0.57)	(0.50)	(0.29)	(0.13)	(0.15)	(0.57)	(0.15)
Effect of deferred tax limitation	0.34	0.42	0.51	0.94	0.95	0.34	0.95
Effect of trust preferred	(0.34)	(0.34)	(0.36)	(0.24)	(0.25)	(0.34)	(0.25)
Basel III intangibles transition adjustment	-	-	(0.05)	(0.04)	(0.02)	-	(0.02)
Tangible common equity to risk-weighted assets	11.40%	11.19%	12.05%	12.80%	12.44%	11.40%	12.44%

(1) Second quarter 2018 ratios are preliminary.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Period-End

	2018		2017			Linked	Year over
	Second	First	Fourth	Third	Second	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,682	$1,898	$1,924	$1,792	$1,723	$(216)	$(41)
Income producing commercial RE	1,821	1,677	1,595	1,413	1,342	144	479
Commercial & industrial	1,193	1,142	1,131	1,084	1,088	51	105
Commercial construction	735	691	712	583	587	44	148
Equipment financing	465	423	-	-	-	42	465
Total commercial	5,896	5,831	5,362	4,872	4,740	65	1,156
Residential mortgage	1,021	992	974	933	881	29	140
Home equity lines of credit	708	712	731	689	665	(4)	43
Residential construction	195	190	183	190	193	5	2
Consumer	400	459	486	519	562	(59)	(162)
Total loans	$8,220	$8,184	$7,736	$7,203	$7,041	36	1,179
LOANS BY MARKET
North Georgia	$1,001	$1,004	$1,019	$1,047	$1,065	(3)	(64)
Atlanta MSA	1,533	1,513	1,510	1,477	1,445	20	88
North Carolina	1,067	1,037	1,049	542	541	30	526
Coastal Georgia	623	635	630	634	623	(12)	-
Gainesville MSA	230	231	248	242	246	(1)	(16)
East Tennessee	474	473	475	471	486	1	(12)
South Carolina	1,571	1,537	1,486	1,470	1,260	34	311
Commercial Banking Solutions	1,444	1,438	961	920	926	6	518
Indirect auto	277	316	358	400	449	(39)	(172)
Total loans	$8,220	$8,184	$7,736	$7,203	$7,041	36	1,179

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Credit Quality

	Second Quarter 2018			First Quarter 2018			Fourth Quarter 2017
	Nonperforming	Foreclosed	Total	Nonperforming	Foreclosed	Total	Nonperforming	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$5,772	$812	$6,584	$6,757	$1,121	$7,878	$4,923	$1,955	$6,878
Income producing CRE	991	455	1,446	3,942	368	4,310	3,208	244	3,452
Commercial & industrial	2,180	-	2,180	1,917	-	1,917	2,097	-	2,097
Commercial construction	613	576	1,189	574	658	1,232	758	884	1,642
Equipment financing	1,075	-	1,075	428	-	428	-	-	-
Total commercial	10,631	1,843	12,474	13,618	2,147	15,765	10,986	3,083	14,069
Residential mortgage	7,918	184	8,102	8,724	232	8,956	8,776	136	8,912
Home equity lines of credit	1,812	550	2,362	2,149	335	2,484	2,024	15	2,039
Residential construction	637	20	657	378	-	378	192	-	192
Consumer	819	-	819	1,371	-	1,371	1,680	-	1,680
Total NPAs	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954	$23,658	$3,234	$26,892

NONPERFORMING ASSETS BY MARKET
North Georgia	$7,583	$640	$8,223	$8,519	$85	$8,604	$7,310	$94	$7,404
Atlanta MSA	1,928	132	2,060	1,138	132	1,270	1,395	279	1,674
North Carolina	3,029	750	3,779	5,006	1,271	6,277	4,543	1,213	5,756
Coastal Georgia	943	-	943	1,887	-	1,887	2,044	20	2,064
Gainesville MSA	186	-	186	574	163	737	739	-	739
East Tennessee	1,473	143	1,616	1,511	10	1,521	1,462	-	1,462
South Carolina	3,093	362	3,455	3,443	483	3,926	3,433	1,059	4,492
Commercial Banking Solutions	2,831	570	3,401	2,937	570	3,507	1,095	569	1,664
Indirect auto	751	-	751	1,225	-	1,225	1,637	-	1,637
Total NPAs	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954	$23,658	$3,234	$26,892

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$26,240	$2,714	$28,954	$23,658	$3,234	$26,892	$22,921	$2,736	$25,657
Acquisitions	-	-	-	428	-	428	-	659	659
Loans placed on non-accrual	3,612	-	3,612	7,463	-	7,463	9,375	-	9,375
Payments received	(5,314)	-	(5,314)	(3,534)	-	(3,534)	(5,495)	-	(5,495)
Loan charge-offs	(2,065)	-	(2,065)	(1,150)	-	(1,150)	(1,747)	-	(1,747)
Foreclosures	(656)	984	328	(625)	625	-	(1,396)	2,421	1,025
Property sales	-	(1,029)	(1,029)	-	(957)	(957)	-	(2,458)	(2,458)
Write downs	-	(106)	(106)	-	(72)	(72)	-	(117)	(117)
Net gains (losses) on sales	-	34	34	-	(116)	(116)	-	(7)	(7)
Ending Balance	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954	$23,658	$3,234	$26,892

	Second Quarter 2018		First Quarter 2018		Fourth Quarter 2017
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (1)	Charge-Offs	Loans (1)	Charge-Offs	Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$(578)	(.13)%	$(43)	(.01)%	$(357)	(.08)%
Income producing CRE	1,421	.33	422	.10	595	.16
Commercial & industrial	16	.01	(3)	-	(242)	(.09)
Commercial construction	(107)	(.06)	266	.15	148	.09
Equipment financing	(49)	(.04)	40	.08	-	-
Total commercial	703	.05	682	.05	144	.01
Residential mortgage	11	-	(52)	(.02)	290	.12
Home equity lines of credit	21	.01	89	.05	137	.08
Residential construction	(58)	(.12)	(64)	(.14)	(23)	(.05)
Consumer	682	.64	846	.72	513	.40
Total	$1,359	.07	$1,501	.08	$1,061	.06

NET CHARGE-OFFS BY MARKET
North Georgia	$246	.10%	$772	.31%	$64	.02%
Atlanta MSA	103	.03	(109)	(.03)	26	.01
North Carolina	1,268	.48	144	.06	127	.06
Coastal Georgia	19	.01	137	.09	174	.11
Gainesville MSA	(2)	-	(18)	(.03)	154	.25
East Tennessee	76	.06	31	.03	61	.05
South Carolina	(1,057)	(.27)	12	-	95	.03
Commercial Banking Solutions	381	.11	176	.06	75	.03
Indirect auto	325	.44	356	.41	285	.30
Total	$1,359	.07	$1,501	.08	$1,061	.06

(1) Annualized.

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UNITED COMMUNITY BANKS, INC.

Consolidated Statements of Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2018	2017	2018	2017

Interest revenue:
Loans, including fees	$103,492	$74,825	$199,961	$147,552
Investment securities, including tax exempt of $1,025, $357, $1,997, and $636	18,254	17,778	36,549	35,490
Deposits in banks and short-term investments	469	563	995	1,082
Total interest revenue	122,215	93,166	237,505	184,124

Interest expense:
Deposits:
NOW	1,303	635	2,416	1,232
Money market	2,583	1,559	4,758	2,985
Savings	35	28	84	55
Time	4,198	1,379	7,154	2,387
Total deposit interest expense	8,119	3,601	14,412	6,659
Short-term borrowings	198	101	498	141
Federal Home Loan Bank advances	1,636	1,464	3,760	2,894
Long-term debt	3,786	2,852	7,074	5,728
Total interest expense	13,739	8,018	25,744	15,422
Net interest revenue	108,476	85,148	211,761	168,702
Provision for credit losses	1,800	800	5,600	1,600
Net interest revenue after provision for credit losses	106,676	84,348	206,161	167,102

Noninterest income:
Service charges and fees	8,794	10,701	17,719	21,305
Mortgage loan and other related fees	5,307	4,811	10,666	9,235
Brokerage fees	1,201	1,146	2,073	2,556
Gains from sales of SBA/USDA loans	2,401	2,626	4,179	4,585
Securities gains (losses), net	(364)	4	(1,304)	2
Other	6,001	4,397	12,403	8,076
Total noninterest income	23,340	23,685	45,736	45,759
Total revenue	130,016	108,033	251,897	212,861

Noninterest expenses:
Salaries and employee benefits	45,363	37,338	88,238	74,029
Communications and equipment	4,849	4,978	9,481	9,896
Occupancy	5,547	4,908	11,160	9,857
Advertising and public relations	1,384	1,260	2,899	2,321
Postage, printing and supplies	1,685	1,346	3,322	2,716
Professional fees	3,464	2,371	7,508	5,415
FDIC assessments and other regulatory charges	1,973	1,348	4,449	2,631
Amortization of intangibles	1,847	900	3,745	1,873
Merger-related and other charges	2,280	1,830	4,334	3,884
Other	8,458	6,950	15,189	13,433
Total noninterest expenses	76,850	63,229	150,325	126,055
Net income before income taxes	53,166	44,804	101,572	86,806
Income tax expense	13,532	16,537	24,280	35,015
Net income	$39,634	$28,267	$77,292	$51,791

Net income available to common shareholders	$39,359	$28,267	$76,740	$51,791

Earnings per common share:
Basic	$0.49	$0.39	$0.97	$0.72
Diluted	0.49	0.39	0.97	0.72
Weighted average common shares outstanding:
Basic	79,745	71,810	79,477	71,798
Diluted	79,755	71,820	79,487	71,809

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UNITED COMMUNITY BANKS, INC.

Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(in thousands, except share and per share data)	2018	2017

ASSETS
Cash and due from banks	$125,013	$129,108
Interest-bearing deposits in banks	191,355	185,167
Cash and cash equivalents	316,368	314,275
Securities available for sale	2,536,294	2,615,850
Securities held to maturity (fair value $291,463 and $321,276)	297,569	321,094
Loans held for sale (includes $34,813 and $26,252 at fair value)	34,813	32,734
Loans and leases, net of unearned income	8,220,271	7,735,572
Less allowance for loan and lease losses	(61,071)	(58,914)
Loans, net	8,159,200	7,676,658
Premises and equipment, net	202,098	208,852
Bank owned life insurance	190,649	188,970
Accrued interest receivable	33,114	32,459
Net deferred tax asset	77,274	88,049
Derivative financial instruments	29,896	22,721
Goodwill and other intangible assets	327,174	244,397
Other assets	181,091	169,401
Total assets	$12,385,540	$11,915,460
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Demand	$3,245,701	$3,087,797
NOW	2,031,396	2,131,939
Money market	2,036,588	2,016,748
Savings	683,689	651,742
Time	1,524,635	1,548,460
Brokered	444,079	371,011
Total deposits	9,966,088	9,807,697
Short-term borrowings	9,325	50,000
Federal Home Loan Bank advances	560,000	504,651
Long-term debt	308,434	120,545
Derivative financial instruments	37,261	25,376
Accrued expenses and other liabilities	125,323	103,857
Total liabilities	11,006,431	10,612,126
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized;
79,137,810 and 77,579,561 shares issued and outstanding	79,138	77,580
Common stock issuable; 616,549 and 607,869 shares	9,509	9,083
Capital surplus	1,497,517	1,451,814
Accumulated deficit	(154,290)	(209,902)
Accumulated other comprehensive loss	(52,765)	(25,241)
Total shareholders' equity	1,379,109	1,303,334
Total liabilities and shareholders' equity	$12,385,540	$11,915,460

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UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Three Months Ended June 30,

	2018			2017
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,177,343	$103,395	5.07%	$6,979,980	$74,811	4.30%
Taxable securities (3)	2,651,816	17,229	2.60	2,719,390	17,421	2.56
Tax-exempt securities (FTE) (1)(3)	150,503	1,380	3.67	55,992	584	4.17
Federal funds sold and other interest-earning assets	212,849	674	1.27	143,143	743	2.08

Total interest-earning assets (FTE)	11,192,511	122,678	4.39	9,898,505	93,559	3.79
Non-interest-earning assets:
Allowance for loan losses	(62,275)			(61,163)
Cash and due from banks	133,060			104,812
Premises and equipment	218,517			192,906
Other assets (3)	731,514			569,435
Total assets	$12,213,327			$10,704,495

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$2,071,289	1,303	0.25	$1,901,890	635	0.13
Money market	2,214,077	2,583	0.47	2,064,143	1,559	0.30
Savings	678,988	35	0.02	575,960	28	0.02
Time	1,524,124	2,696	0.71	1,274,009	1,136	0.36
Brokered time deposits	300,389	1,502	2.01	111,983	243	0.87
Total interest-bearing deposits	6,788,867	8,119	0.48	5,927,985	3,601	0.24

Federal funds purchased and other borrowings	45,241	198	1.76	37,317	101	1.09
Federal Home Loan Bank advances	335,521	1,636	1.96	594,815	1,464	0.99
Long-term debt	316,812	3,786	4.79	175,281	2,852	6.53
Total borrowed funds	697,574	5,620	3.23	807,413	4,417	2.19

Total interest-bearing liabilities	7,486,441	13,739	0.74	6,735,398	8,018	0.48
Non-interest-bearing liabilities:
Non-interest-bearing deposits	3,188,847			2,731,217
Other liabilities	168,417			114,873
Total liabilities	10,843,705			9,581,488
Shareholders' equity	1,369,622			1,123,007
Total liabilities and shareholders' equity	$12,213,327			$10,704,495

Net interest revenue (FTE)		$108,939			$85,541
Net interest-rate spread (FTE)			3.65%			3.31%

Net interest margin (FTE) (4)			3.90%			3.47%

(1) Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26% in 2018 and 39% in 2017, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2) Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.

(3) Securities available for sale are shown at amortized cost. Pretax unrealized losses of $42.9 million in 2018 and pretax unrealized gains of $6.58 million in 2017 are included in other assets for purposes of this presentation.

(4) Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

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UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Six Months Ended June 30,

	2018			2017
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,085,849	$199,784	4.98%	$6,942,130	$147,552	4.29%
Taxable securities (3)	2,687,200	34,552	2.57	2,749,339	34,854	2.54
Tax-exempt securities (FTE) (1)(3)	148,528	2,689	3.62	49,125	1,041	4.24
Federal funds sold and other interest-earning assets	212,951	1,372	1.29	144,577	1,407	1.95

Total interest-earning assets (FTE)	11,134,528	238,397	4.31	9,885,171	184,854	3.76
Non-interest-earning assets:
Allowance for loan losses	(60,718)			(61,414)
Cash and due from banks	146,697			102,048
Premises and equipment	217,625			191,509
Other assets (3)	724,488			573,281
Total assets	$12,162,620			$10,690,595

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$2,077,461	2,416	0.23	$1,930,624	1,232	0.13
Money market	2,222,304	4,758	0.43	2,064,792	2,985	0.29
Savings	667,431	84	0.03	568,339	55	0.02
Time	1,529,639	4,937	0.65	1,269,005	1,951	0.31
Brokered time deposits	229,766	2,217	1.95	105,199	436	0.84
Total interest-bearing deposits	6,726,601	14,412	0.43	5,937,959	6,659	0.23

Federal funds purchased and other borrowings	61,894	498	1.62	28,225	141	1.01
Federal Home Loan Bank advances	423,137	3,760	1.79	637,728	2,894	0.92
Long-term debt	295,763	7,074	4.82	175,212	5,728	6.59
Total borrowed funds	780,794	11,332	2.93	841,165	8,763	2.10

Total interest-bearing liabilities	7,507,395	25,744	0.69	6,779,124	15,422	0.46
Non-interest-bearing liabilities:
Non-interest-bearing deposits	3,142,384			2,687,665
Other liabilities	159,734			115,808
Total liabilities	10,809,513			9,582,597
Shareholders' equity	1,353,107			1,107,998
Total liabilities and shareholders' equity	$12,162,620			$10,690,595

Net interest revenue (FTE)		$212,653			$169,432
Net interest-rate spread (FTE)			3.62%			3.30%

Net interest margin (FTE) (4)			3.85%			3.46%

(1) Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26% in 2018 and 39% in 2017, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2) Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.

(3) Securities available for sale are shown at amortized cost. Pretax unrealized losses of $35.6 million in 2018 and pretax unrealized gains of $638 thousand in 2017 are included in other assets for purposes of this presentation.

(4) Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

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About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company based in Blairsville, Georgia with $12.4 billion in assets. The company’s banking subsidiary, United Community Bank, is one of the southeast region’s largest full-service banks, operating 150 offices in Georgia, North Carolina, South Carolina and Tennessee. The bank specializes in personalized community banking services for individuals, small businesses and corporations. Services include a full range of consumer and commercial banking products including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For the last five years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2018, for the fifth consecutive year, Forbes magazine included United on its list of the 100 Best Banks in America. Additional information about the company and the bank’s full range of products and services can be found at www.ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating dividend payout ratio,” “operating efficiency ratio,” “average tangible equity to average assets,” “average tangible common equity to average assets” and “tangible common equity to risk-weighted assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

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Caution About Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or words of similar meaning or other statements concerning opinions or judgments of United and its management about future events. Although United believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of United will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements; such statements are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Actual future results and trends may differ materially from historical results and or those anticipated depending on a variety of factors, including, but not limited to the factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in United’s Form 10-K for the year ended December 31, 2017 and other periodic reports subsequently filed by United with the SEC, available on the SEC website, www.sec.gov. For any forward-looking statements made in this press release, United claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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